NEWPORT GREATER CHINA FUND,
                        a portfolio of Colonial Trust II


                           Load-Waived Class A Shares
                            Issuable Upon Exercise of
                       Subscription Rights for such Shares


                            DEALER MANAGER AGREEMENT


                                                         New York, New York
                                                         June 23, 1997


PAINEWEBBER INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
A.G. EDWARDS & SONS, INC.
  1285 Avenue of the Americas
  New York, New York 10019


Ladies and Gentlemen:

                  Each of Colonial Trust II, a Massachusetts business trust (the "Trust"), on behalf of its portfolio Newport Greater China Fund (the "Fund"), Colonial Investment Services, Inc., a Massachusetts corporation ("Colonial"), Colonial Management Associates, Inc., a Massachusetts corporation (the "Administrator"), and Newport Fund Management, Inc., a Virginia corporation (the "Portfolio Manager"), confirms its agreement with each of the Trust, on behalf of the Fund and Colonial, pursuant to the authority granted by the Trust to Colonial in the Distribution Agreement (as defined herein), appoints PaineWebber Incorporated (the "Representative"), on its own behalf and on behalf of Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc., to act as dealer managers (the Representative and such other dealer managers collectively being referred to herein as the "Dealer Managers") in connection with the offer to beneficial shareholders ("Holders") as of the close of business on June 16, 1997 (the "Record Date") of (i) shares of common stock or common shares of beneficial interest, as the case may be, (the "Colonial ETF Shares") of the following exchange-traded, closed-end investment companies:
Colonial Investment Grade Municipal Trust; Colonial Municipal Income Fund; Colonial High Income Municipal Trust; Colonial Intermediate High Income Fund; Colonial Intermarket Income Trust I; Liberty All-Star Equity Fund; and Liberty All-Star Growth Fund, Inc. (the "Colonial ETF Funds") and (ii) common shares of beneficial interest, of any designated class (the "Colonial MF Shares"), of Colonial Newport Tiger Fund; Colonial Newport Tiger Cub Fund ; and Colonial Newport Japan Fund(the "Colonial Mutual Funds"), of non-transferable subscription rights (the "Subscription Rights") to purchase shares of beneficial interest of the Fund, no par value, designated Class A Shares (the "Shares") at the Initial Subscription Price (as hereinafter defined) without payment of an up-front sales charge (the "Load-Waived Class A Shares").

                  The Subscription Rights entitle Holders of Colonial ETF Shares and Colonial MF Shares to subscribe, subject to availability, for Load-Waived Class A Shares at the rate of one Load-Waived Class A Share for each Colonial ETF Share or Colonial MF Share held on the Record Date (the "Primary Subscription Privilege"), except that Holders owning fewer than 150 Colonial ETF Shares or Colonial MF Shares are entitled to subscribe for 150 Load-Waived Class A Shares. Holders of Colonial ETF Shares and Colonial MF Shares who fully exercise all their Subscription Rights may be entitled to subscribe for additional Load-Waived Class A Shares of the Fund, subject to availability (the "Over-Subscription Privilege"). The opportunity for Holders of Colonial ETF Shares and Colonial MF Shares to subscribe for Load-Waived Class A Shares pursuant to the Subscription Rights expires at 5:00 p.m., New York City time, on July 25, 1997 (the "Initial Expiration Date"). In the event that the Fund has not achieved, as of the Initial Expiration Date, the Maximum Offer Amount (as defined in the Fund's Prospectus Supplement (as hereinafter defined)), then the Fund may offer Load-Waived Class A Shares to the general public for a period not to exceed thirty calendar days from the Initial Settlement Date (as defined herein), unless earlier terminated by the Fund (the last day of such period is referred to as the "Secondary Expiration Date") as provided for in the Fund's Prospectus Supplement. The offer of Subscription Rights to the Holders of Colonial ETF Shares and Colonial MF Shares will commence on June 23, 1997 (the "Commencement Date").

                  The Fund may also, from the Commencement Date through the Initial Expiration Date, offer Load-Waived Class A Shares to clients of the Dealer Managers (the "Dealer Manager Clients") and to employees of Colonial and its affiliates ("Employees") who may not be holders of Colonial ETF Shares and Colonial MF Shares, subject to the Maximum Offer Amount (as defined in the Prospectus Supplement (as hereinafter defined)). Each of (i) subscriptions duly received pursuant to the Primary Subscription Privilege, (ii) requests duly received for additional shares pursuant to the Over-Subscription Privilege,
(iii) requests duly received from Dealer Manager Clients and Employees, and (iv) requests from the general public for Secondary Load-Waived Class A Shares (as defined below), will be accepted on a first come, first served basis and are subject to the Maximum Offer Amount. Load-Waived Class A Shares will be issued to Dealer Manager Clients and Employees only if subscriptions duly received pursuant to the Primary Subscription Privilege and pursuant to the Over-Subscription Privilege on or before the Expiration Date do not equal or exceed the Maximum Offer Amount. Load-Waived Class A Shares issued to Holders of Colonial ETF Shares and Colonial MF Shares pursuant to exercise of Subscription Rights in the Primary Subscription Privilege, as well as pursuant to requests for additional Load-Waived Class A Shares pursuant to the Over-Subscription Privilege and requests received from or on behalf of Dealer Manager Clients and Employees, duly received on or prior to the Initial Expiration Date, will be at the initial subscription price (the "Initial Subscription Price") of $20.00 per Load-Waived Class A Share. The aggregate number of Load-Waived Class A Shares issued to Holders of Colonial ETF Shares and Colonial MF Shares in connection with the exercise of Subscription Rights or pursuant to the Over-Subscription Privilege, and those issued to Dealer Manager Clients and Employees, on or prior to the Initial Expiration Date (the "Initial Load-Waived Class A Shares") multiplied by the Initial Subscription Price shall be referred to as the "Initial Subscription Amount." The settlement date for the issuance of the Initial Load-Waived Class A Shares shall be July 30, 1997 (the "Initial Settlement Date"). Purchase requests, if any, for Load-Waived Class A Shares by members of the general public received after the Initial Settlement Date will not be accepted until after the Initial Trade Date and, if accepted, will be sold at the net asset value per Share next determined after receipt and acceptance of the order (the "Secondary Subscription Price"). The aggregate number of Load-Waived Class A Shares issued to members of the general public after the Initial Expiration Date (the "Secondary Load-Waived Class A Shares") multiplied by the applicable Secondary Subscription Price shall be referred to as the "Secondary Subscription Amount." The Initial Subscription Amount and the Secondary Subscription Amount are collectively referred to as the "Subscription Amount." The Initial Subscription Price and the Secondary Subscription Price are collectively referred to as the "Subscription Price." The aggregate number of Initial Load-Waived Class A Shares that may be issued on the Initial Settlement Date, and the aggregate number of Secondary Load-Waived Class A Shares that may be issued until the Secondary Expiration Date, will be subject to the Maximum Offer Amount (as defined in the Prospectus Supplement (as hereinafter defined)).

                  The Load-Waived Class A Shares will be subject to a Contingent Deferred Sales Charge ("CDSC") of 2% of the lower of the purchase price or the redemption proceeds if such Load-Waived Class A Shares are redeemed within approximately twenty-four months from their purchase date. The CDSC may be waived in certain circumstances as described or referred to in the Prospectus Supplement. The offer of Load-Waived Class A Shares to Holders of Colonial ETF Shares and Colonial MF Shares pursuant to Subscription Rights and pursuant to the Over-Subscription Privilege, to Dealer Manager Clients and Employees and to members of the general public in connection with the Secondary Expiration Date, is referred to herein as the "Offer." The minimum purchase in the Offer is $3,000 of Load-Waived Class A Shares (150 Load-Waived Class A Shares).

                  The Trust has filed with the Securities and Exchange Commission (the "Commission") a post-effective amendment to its registration statement on Form N-1A (File Nos. 2-66976 and 811-3009) including a prospectus and statement of additional information relating to the Fund for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the Trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission under the Securities Act and the Investment Company Act (the "Rules and Regulations"), and has filed such amendments to such registration statement on Form N-1A, if any, and such amended prospectuses and statements of additional information as may have been required to the date hereof. The term "Registration Statement" means the post-effective amendment to the registration statement declared effective by the Commission on May 16, 1997, including financial statements and all exhibits and all documents, if any, incorporated therein by reference and including any post-effective amendments that become effective prior to the Secondary Expiration Date to the extent information set forth therein relates to the Fund. The term "Prospectus" means the prospectus of the Fund and statement of additional information in the forms filed with the Commission pursuant to Rule 497(c), (e) or (j) of the Rules and Regulations, as the case may be, as from time to time amended or supplemented pursuant to the Securities Act and including, without limitation, the prospectus supplement dated June 20, 1997 used by the Fund in connection with the June 23, 1997 Offer (the "Prospectus Supplement"). The Prospectus, letters to Holders, subscription certificates, brochures, wrappers and other materials preceded or accompanied by the Prospectus, forms used to exercise Subscription Rights, any letters and other informational material, in each case approved by the Fund or Colonial, to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Fund or Colonial may use specifically in connection with the solicitation contemplated by this Agreement, or approve, prepare or authorize for use in connection with the Offer, are collectively referred to hereinafter as the "Offering Materials."

                  1.          Representations and Warranties.


                  (a) Each of the Trust, on behalf of the Fund, and Colonial represents and warrants to, and agrees with, the Dealer Managers as of the Commencement Date and the Initial Settlement Date (each, a "Representation Date") that:

                  (i) The Trust meets the requirements for use of Form N-1A under the Securities Act and the Investment Company Act and the Rules and Regulations. The Registration Statement contains or will contain all statements required to be stated therein in accordance with, and complies or will comply in all material respects with, the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations and does not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and the other Offering Materials, together with the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (ii) The Trust has been duly organized and is validly existing as a Massachusetts business trust in good standing under the laws of the Commonwealth of Massachusetts, the Fund has been duly designated as a series of the Trust, the Trust and the Fund have full power and authority to conduct their respective business as described in the Registration Statement and the Prospectus, currently maintain all material governmental licenses, permits, consents, orders, approvals, and other authorizations necessary to carry on their business as contemplated in the Prospectus, and are duly qualified to do business in each jurisdiction wherein they own or lease real property or in which the conduct of their business requires such qualification, except where the failure to be so qualified would not result in a material adverse effect upon the business, properties, financial position or results of operations of the Fund. Neither the Trust nor the Fund have any subsidiaries.

                  (iii) The Trust is registered with the Commission under the Investment Company Act as an open-end management investment company, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission; all required action has been or will be taken under the Securities Act, the Investment Company Act and state securities laws to make the public offering and consummate the Offer and the issuance and sale of the Shares by the Fund upon exercise of the Subscription Rights as contemplated by the Prospectus; each of the waiver of front-end sales charges in connection with the Offer, which sales charges generally are applicable as described in the Prospectus, and the imposition of a contingent deferred sales charge complies in all material respects with all applicable provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended (including the Rules and Regulations thereunder, being referred to as the "Exchange Act"), and the Rules and Regulations; the provisions of the Trust's organizational documents comply as to form in all material respects with the requirements of the Investment Company Act.

                  (iv) Price Waterhouse LLP, the accountants of the Fund set forth in the Registration Statement and the Prospectus, are independent public accountants as required by the Investment Company Act and the Rules and Regulations.

                  (v) The Trust is authorized to issue an unlimited number of shares of beneficial interest in one or more series, which may be divided into classes of shares; the Load-Waived Class A Shares of the Fund have been duly designated as Class A Shares in compliance with all applicable provisions of the Investment Company Act and the Rules and Regulations thereunder; the Fund's outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid and non-assessable by the Trust and conform in all material respects to the description thereof in the Prospectus; the Subscription Rights have been duly authorized by all requisite action on the part of the Trust; the Load-Waived Class A Shares have been duly authorized by all requisite action on the part of the Trust for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Trust pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable by the Trust; the Shares and the Subscription Rights conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus; and the issuance of each of the Subscription Rights and the Shares is not subject to any preemptive rights.

                  (vi) Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Fund has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business, that are material to the Fund, (B) there has not been any material decrease in the shares of beneficial interest or material increase in long-term debt of the Fund, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Fund (other than the share split or recapitalization contemplated by Section 4(a)(xiii) hereof) and (C) there has been no dividend or distribution paid or declared in respect of the Fund's shares of beneficial interest other than in the ordinary course of business (other than the distribution contemplated by Section 4(a)(xiii) hereof).

                  (vii) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the knowledge of the Trust or Colonial, threatened action, suit or proceeding affecting the Trust or the Fund or to which the Trust or the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which might reasonably be expected to result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Trust or the Fund, or which might reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or the Prospectus.

                  (viii) There are no franchises, contracts or other documents of the Trust or the Fund required to be described in the Registration Statement or the Prospectus, or to be filed (other than a post-effective amendment to file this Agreement and other agreements related to the Offer) or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

                  (ix) Each of this agreement (the "Agreement"), the Management Agreement (the "Management Agreement") dated as of May 12, 1997 between the Trust, on behalf of the Fund, and the Portfolio Manager, the Distributor's Contract (the "Distribution Agreement") dated as of December 30, 1996 between the Trust and Colonial, the Administration Agreement (the "Administration Agreement") dated as of May 12, 1997 between the Trust, on behalf of the Fund, and the Administrator, the Custodian Agreement (the "Custodian Agreement") dated as of May 18, 1993 between the Trust and Boston Safe Deposit & Trust Company, the Transfer and Shareholder Services Agreement (the "Transfer Agency Agreement") dated as of July 1, 1991, between the Trust and Colonial Investors Service Center, Inc. (the "Transfer Agent") and the Pricing and Bookkeeping Agreement dated as of November 1, 1991 between the Trust, on behalf of the Fund, and the Administrator (the "Pricing Agreement") (collectively, all the foregoing are referred to as the "Fund Agreements") has been duly authorized, executed and delivered by the Trust, on behalf of the Fund; each of the Fund Agreements complies in all material respects with the applicable provisions of the Exchange Act, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid, binding and enforceable obligation of the Trust, on behalf of the Fund, subject to the qualification that the enforceability of the Trust's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

                  (x) Neither the offering of the Subscription Rights, nor the issuance and sale of the Shares, nor the performance and consummation by the Trust of any other of the transactions contemplated in the Fund Agreements, nor the consummation of the transactions contemplated in the Prospectus Supplement, will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the charter or by-laws of the Trust, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Trust, on behalf of the Fund, is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Trust or any of its properties.

                  (xi) No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body, whether foreign or domestic, is required for the consummation by the Trust of the transactions contemplated by the Fund Agreements or the Registration Statement, except such as have been obtained, or such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act, the Investment Company Act, the Exchange Act, the rules of the New York Stock Exchange and state securities laws, except where the failure to obtain any of the foregoing would not, either individually or in the aggregate, have a material adverse effect on the Fund.

                  (xii) The Trust owns or possesses all governmental licenses, permits, consents, orders, approvals or other authorizations, whether foreign or domestic, to enable the Fund to invest in securities as contemplated in the Prospectus, except where the failure to own or possess any of the foregoing would not, either individually or in the aggregate, have a material adverse effect on the Fund. Neither the execution or delivery by the Trust, on behalf of the Fund, nor the performance by the Trust, on behalf of the Fund, of any of its obligations under the Fund Agreements materially contravene or constitute a material default under any provision contained in any law, rule or regulation of any governmental or regulatory authority or any order or regulation of any court by which the Trust or the Fund or any of their assets are bound or affected.

                  (xiii) The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement and the Prospectus in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code"), and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.

                  (b) Colonial represents and warrants to, and agrees with, the Dealer Managers as of each Representation Date that:

                  (i) Colonial has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations.

                  (ii) Colonial is duly registered as a broker-dealer under the Exchange Act and is not prohibited by the Exchange Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as principal underwriter of the Shares as contemplated in the Prospectus and the Distribution Agreement.

                  (iii) Each of this Agreement, the Subscription Agency Agreement (the "Subscription Agency Agreement") dated as of June 20, 1997 between Colonial and Colonial Investors Service Center, Inc. (the "Subscription Agent"), the Distribution Agreement and any other Fund Agreement to which Colonial is a party has been duly authorized, executed and delivered by Colonial and complies in all material respects with the applicable provisions of the Exchange Act, the Investment Company Act and the Rules and Regulations (including the Rules and Regulations under the Exchange Act), and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of Colonial, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

                  (iv) Neither the execution, delivery or performance by Colonial of its obligations under this Agreement, the Distribution Agreement or any other Fund Agreement to which Colonial is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict in any material way with, result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any properties or assets of Colonial under the charter or by-laws of Colonial, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which Colonial is a party or by which it may be bound or to which any of the property or assets of Colonial is subject, nor will such action result in any material violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over Colonial or any of its properties.

                  (v) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of Colonial, threatened action, suit or proceeding affecting Colonial or to which Colonial is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of Colonial, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

                  (vi) Colonial owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations to enable Colonial to distribute Shares as contemplated in the Prospectus.

                  (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body or securities exchange, whether foreign or domestic, is required for the consummation by Colonial of the transactions contemplated by this Agreement, the Distribution Agreement or any other Fund Agreement to which Colonial is a party, except such as have been made or obtained under the Securities Act, the Exchange Act, the Investment Company Act, the Rules and Regulations and the rules of the New York Stock Exchange and state securities laws.

                  (viii) The New York Stock Exchange has been duly notified of the proposed offering of the Subscription Rights and the Record Date and no other notice or action by the Trust is required to be delivered to, or taken with respect to, the New York Stock Exchange in connection with the issuance of the Subscription Rights or the issuance and sale of the Shares pursuant thereto.

                  (c) The Administrator represents and warrants to, and agrees with, the Dealer Managers as of each Representation Date that:

                  (i) The Administrator has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations.

                  (ii) Each of this Agreement, the Administration Agreement and any other Fund Agreement to which the Administrator is a party has been duly authorized, executed and delivered by the Administrator and complies in all material respects with the applicable provisions of the Investment Company Act and the rules and regulations thereunder, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Administrator, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

                  (iii) Neither the execution, delivery or performance by the Administrator of its obligations under this Agreement, the
         Administration  Agreement  or any  other  Fund  Agreement  to which the
         Administrator  is a party  nor  the  consummation  of the  transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict in any material way with, result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any properties or assets of the Administrator under the charter or by-laws of the Administrator, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Administrator is a party or by which it may be bound or to which any of the property or assets of the Administrator is subject, nor will such action result in any material violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Administrator or any of its properties.

                  (iv) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of the Administrator, threatened action, suit or proceeding affecting the Administrator or to which the Administrator is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which may reasonably be expected to result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Administrator, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

                  (v) The Administrator owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations to enable the Administrator to perform the services for the Fund as contemplated in the Prospectus.

                  (vi) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body, whether foreign or domestic, for the consummation by the Administrator of the transactions contemplated by this Agreement, the Administration Agreement or any other Fund Agreement to which the Administrator is a party, except such as have been made or obtained under the Securities Act, the Exchange Act, the Investment Company Act, the Rules and Regulations and the rules of the New York Stock Exchange or the American Stock Exchange and state securities laws.

                  (d) The Portfolio Manager represents and warrants to, and agrees with, the Dealer Managers as of each Representation Date that:

                  (i) The Portfolio Manager has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations.

                  (ii) The Portfolio Manager is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Fund as contemplated in the Prospectus and the Management Agreement.

                  (iii) Each of this Agreement, the Management Agreement and any other Fund Agreement to which the Portfolio Manager is a party has been duly authorized, executed and delivered by the Portfolio Manager and complies in all material respects with the applicable provisions of the Advisers Act, the Investment Company Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Portfolio Manager, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S.
         federal and state securities laws.

                  (iv) Neither the  execution,  delivery or  performance  by the
         Portfolio Manager of its obligations under this Agreement, the Management Agreement or any other Fund Agreement to which the Portfolio Manager is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict in any material way with, result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any properties or assets of the Portfolio Manager under the charter or by-laws of the Portfolio Manager, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Portfolio Manager is a party or by which it may be bound or to which any of the property or assets of the Portfolio Manager is subject, nor will such action result in any material violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Portfolio Manager or any of its properties.

                  (v) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of the Portfolio Manager, threatened action, suit or proceeding affecting the Portfolio Manager or to which the Portfolio Manager is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Portfolio Manager, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

                  (vi) The Portfolio Manager owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations necessary to enable the Portfolio Manager to continue to direct investments in securities as contemplated in the Prospectus.

                  (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body, whether foreign or domestic, is necessary for the consummation by the Portfolio Manager of the transactions contemplated by this Agreement, the Management Agreement or any other Fund Agreement to which the Portfolio Manager is a party, except such as have been made or obtained under the Securities Act, the Exchange Act, the Investment Company Act, the Rules and Regulations, the rules of the New York Stock Exchange and state securities laws.

                  (e) Any certificate required by this Agreement that is signed by any officer of the Trust, Colonial, the Administrator or the Portfolio Manager and delivered to the Dealer Managers or counsel for the Dealer Managers shall be deemed a representation and warranty by the Trust, Colonial, the Administrator or the Portfolio Manager, as the case may be, to the Dealer Managers, as to the matters covered thereby.

                  2.          Agreement to Act as Dealer Managers.

                  (a) On the basis of the representations and Warranties contained herein, and subject to the terms and conditions of the
Offer:

                  (i) Colonial hereby appoints the Dealer Managers and other soliciting dealers entering into a Colonial Selling Agreement, as amended to the date hereof in connection with the Offer, and soliciting exercises by Holders of Subscription Rights (the "Soliciting Dealers"), to solicit, in accordance with the Securities Act, the Exchange Act and the Investment Company Act, and their customary practice, the exercise of the Subscription Rights, subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of the Colonial Selling Agreement, as so amended; and

                  (ii) Colonial agrees to request the respective transfer agents for the Colonial ETF Funds and the Colonial Mutual Funds to produce lists showing the names and addresses of Holders of Colonial ETF Shares and Colonial MF Shares as of the Record Date. Although Colonial shall have no obligation to deliver such lists to the Dealer Managers, to the extent any copies of or extracts from such lists are delivered to the Dealer Managers, the Dealer Managers agree to use such information only in connection with the Offer, and not to furnish the information to any other person except for securities brokers and dealers that have been requested by the Dealer Managers to solicit exercises of Subscription Rights.

                  (b) The Dealer Managers agree to provide to the Trust and to Colonial, in addition to the services described in paragraph (a) of this Section 2, financial advisory and marketing services in connection with the Offer.

                  (c) The Trust, Colonial and the Dealer Managers agree that the Dealer Managers are independent contractors with respect to the solicitation of the exercise of Subscription Rights and other purchases in connection with the Offer, and the performance of financial advisory and marketing services contemplated by this Agreement.

                  (d) In rendering the services contemplated by this Agreement, the Dealer Managers will not be subject to any liability to the Trust, the Fund, Colonial, the Administrator or the Portfolio Manager or any of their affiliates, for any act or omission on the part of any soliciting broker or dealer (except with respect to the Dealer Managers acting in such capacity) or any other person, and the Dealer Managers will not be liable for acts or omissions in performing their obligations under this Agreement, except, on a several basis and not a joint basis, for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence of a respective Dealer Manager or by reason of the reckless disregard of the obligations and duties of such respective Dealer Manager under this Agreement.

                  (e) Each of the Dealer Managers severally agrees to (i) solicit exercises of Subscription Rights relating to the Colonial ETF Shares and to the Colonial MF Shares, (ii) solicit subscriptions for Load-Waived Class A Shares pursuant to the Over-Subscription Privilege, (iii) solicit purchase requests for Load-Waived Class A Shares by Dealer Manager Clients and Employees and (iv) solicit purchase requests for Load-Waived Class A Shares, by members of the general public in connection with any Supplemental Settlement Date, in each case in a manner consistent with the terms of the Offer set forth in the Prospectus. Each of the Dealer Managers severally acknowledges that the respective boards of directors or trustees, as the case may be, of each Colonial ETF Fund and each Colonial Mutual Fund has authorized and directed that the Prospectus (including the Prospectus Supplement) be delivered to each beneficial owner of shares of the Colonial ETF Funds and the Colonial Mutual Funds, and each of the Dealer Managers severally agrees to use its best efforts to deliver or cause to be delivered the Prospectus (including the Prospectus Supplement) to each beneficial owner for which such Dealer Manager holds such shares of record or as nominee, consistent with the applicable provisions of the Exchange Act and the rules of the New York Stock Exchange.

                  3. Dealer Managers and Solicitation Fees. In payment for the financial advisory and marketing services rendered and to be rendered hereunder by the Dealer Managers, Colonial agrees to pay the Dealer Managers an aggregate fee (the "Dealer Manager Fee") equal to 1.00% of the aggregate Subscription Amount for all Load-Waived Class A Shares sold during the Offer. Colonial also agrees to pay Soliciting Dealers and the Dealer Managers, in payment for their soliciting efforts hereunder, fees (the "Solicitation Fees") (such Solicitation Fees paid to the Dealer Managers are in addition to the Dealer Manager Fee) of up to 2.00% of the applicable Subscription Price per Load-Waived Class A Share issued in connection with the Offer, other than Shares which would not be subject to a contingent deferred sales charge as described in the Prospectus. Colonial agrees to pay the Solicitation Fees to the broker-dealer, if any, appropriately designated in connection with any exercise, request or order for Load-Waived Class A Shares in the Offer. Payment to the Dealer Managers of that portion of the Dealer Manager Fee relating to the Initial Load-Waived Class A Shares will be determined with respect to the Initial Subscription Amount and shall be made on the Initial Settlement Date to the Dealer Managers by Colonial in the form of a wire transfer of same-day funds to an account or accounts identified by the Representative. Payment to the Dealer Managers of that portion of the Dealer Manager Fee relating to any Secondary Load-Waived Class A Shares will be determined with respect to the Secondary Subscription Amount on the Secondary Expiration Date and will be made on the third business day after the Secondary Expiration Date to the Dealer Managers by Colonial in the form of a wire transfer of same-day funds to an account or accounts identified by the Representative. Payment of Solicitation Fees to each Dealer Manager and Soliciting Dealer will be made directly to such Dealer Manager and Soliciting Dealer by check, wire or other means as may be agreed to by Colonial and such Dealer Manager and Soliciting Dealer to an address identified by such Soliciting Dealer by the third business day following the Initial Expiration Date or the Secondary Expiration Date, as the case may be, unless otherwise agreed to by Colonial and such Soliciting Dealer.

                  4.          Other Agreements.

                  (a) The Trust covenants with the Dealer Managers as follows:

                  (i) The Trust will use its best efforts to maintain the effectiveness of the Registration Statement under the Securities Act from the Commencement Date through the Secondary Expiration Date, and will advise the Dealer Managers promptly as to the time at which any amendments to the Registration Statement become effective.

                  (ii) The Trust (or Colonial on behalf of the Trust) will notify the Dealer Managers immediately, and confirm the notice in writing, (A) of the filing of any amendments to the Registration Statement or any amendment or supplement to the Prospectus from the Commencement Date through the Secondary Expiration Date and the effectiveness of any amendment to the Registration Statement, (B) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (E) of the suspension of the qualification of the Shares or the Subscription Rights for offering or sale in any jurisdiction. The Trust will make every reasonable effort to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (iii) The Trust  will give the Dealer  Managers  notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus from the Commencement Date through the Secondary Expiration Date, whether pursuant to the Investment Company Act, the Securities Act, or otherwise, and will furnish the Dealer Managers with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Dealer Managers or counsel for the Dealer Managers shall reasonably object.

                  (iv) The Trust (or Colonial on behalf of the Trust) will, without charge, deliver to the Dealer Managers, as soon as practicable, the number of copies of the Registration Statement in effect as of the Commencement Date and of each amendment thereto as it may reasonably request through the Secondary Expiration Date, in each case with the exhibits filed therewith.

                  (v) The Trust (or Colonial on behalf of the Trust) will, without charge, furnish to the Dealer Managers, from time to time during the period when the Prospectus is required to be delivered in connection with the Offer under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Dealer Managers may reasonably request for the purposes contemplated by the Securities Act or the Rules and Regulations.

                  (vi) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Managers, to amend or supplement the Registration Statement or the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a Holder or other prospective purchaser of Load-Waived Class A Shares, the Trust will forthwith amend or supplement the Prospectus by preparing and filing with the Commission (and furnishing to the Dealer Managers a reasonable number of copies of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to, the Prospectus (in form and substance reasonably satisfactory to counsel for the Dealer Managers), at Colonial's or the Fund's expense, which will amend or supplement the Registration Statement or the Prospectus so that the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a Holder or other prospective purchaser of Load-Waived Class A Shares, not misleading.

                  (vii) The  Trust (or  Colonial  on behalf of the  Trust)  will endeavor, in cooperation with the Dealer Managers and their counsel, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Dealer Managers may designate and maintain such qualifications in effect for the duration of the Offer; provided, however, that the Trust will not be obligated to file any general consent to service of process, or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not now so qualified. Colonial, on behalf of the Trust, will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                  (viii) During the 18 month period following the Commencement Date, the Trust will (i) file a post-effective amendment to its registration statement, using financial statements which need not be certified, within four to six months from the initial effective date of the Registration Statement, (ii) file a Form N-SAR with the Commission within 60 days of its fiscal year end and within 60 days of the end of its second fiscal quarter and (iii) transmit to shareholders annual and semi-annual reports to shareholders within 60 days of the end of the period for which it is prepared.

                  (ix) From the Commencement Date through 30 days after the later of the Initial Expiration Date and the Secondary Expiration Date, the Trust will not, without the prior consent of the Dealer Managers, offer or sell, or enter into any agreement (other than the Distribution Agreement) to sell, any equity or equity related securities of the Fund, other than the Load-Waived Class A Shares pursuant to the Offer, Shares issued in reinvestment of dividends or distributions or exchanges from other mutual funds distributed by Colonial; and the Trust will not, for a period of 180 days after the later of the Expiration Date and the Secondary Expiration Date, if any, offer shares of the Fund on a load-waived basis in a subscription offering structured similarly to the Offer without the prior written consent of the Dealer Managers.

                  (x) The Fund will use the net proceeds from the Offer to acquire portfolio securities as set forth in the Prospectus.

                  (xi) The Fund will use its best efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code.

                  (xii) If requested by a Dealer Manager, the Trust (or Colonial on behalf of the Trust) will advise or cause the Subscription Agent to advise the Dealer Managers from day to day during the period of the Offer, on the Initial Expiration Date and the Secondary Expiration Date, and promptly after the termination of the Offer, as to the total number of Subscription Rights exercised and the number of Load-Waived Class A Shares related thereto or other purchase requests of Load-Waived Class A Shares during the immediately preceding day, for the Dealer Managers and each Soliciting Dealer, the number of Subscription Rights exercised and amount of other purchase requests and the number of Load-Waived Class A Shares related thereto on subscription certificates or other order forms indicating the Dealer Managers or such Soliciting Dealer, as the case may be, as the broker-dealer with respect thereto, and as to such other information as the Dealer Managers may reasonably request; and will notify the Dealer Managers and each Soliciting Dealer, not later than 5:00 P.M., New York City time, on the third business day following the Initial Expiration Date and the Secondary Expiration Date, if any, of the total number of Load-Waived Class A Shares subscribed for during the respective subscription periods related thereto, the total number of Subscription Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Managers and each Soliciting Dealer, the number of Subscription Rights exercised and the number of Load-Waived Class A Shares, including Load-Waived Class A Shares requested pursuant to the Over-Subscription Privilege and pursuant to purchase orders for Initial Load-Waived Class A Shares by Dealer Manager Clients and Employees and purchase orders for Secondary Load-Waived Class A Shares, related thereto on subscription certificates and other order forms indicating the Dealer Managers or such Soliciting Dealer, as the case may be, as the broker-dealer with respect thereto, and as to such other information as the Dealer Managers may reasonably request.

                  (xiii) On or immediately prior to the Initial Trade Date, the Trust will duly effectuate a stock split, reverse stock split or a recapitalization of the Fund's Shares, if necessary, such that the Fund's Shares as of the close of business on the Initial Expiration Date will be duly and validly authorized, fully paid and nonassessable and have a net asset value of $20.00 per Share; and in that connection the Trust shall distribute, immediately prior to or in connection with such stock split, reverse stock split or recapitalization, substantially all of any previously undistributed net investment income and realized net capital gains of the Fund.

                  (b) Colonial covenants with the Dealer Managers to deliver to the Dealer Managers, from time to time and upon their request, a list of all Soliciting Dealers from whom Colonial shall have received a Colonial Selling Agreement, as amended to the date hereof in connection with the Offer and an indication to solicit from Holders exercises of Subscription Rights.

                  5.          Payment of Expenses.

                  (a) To the extent not paid by the Fund, Colonial will pay all expenses incident to the performance of the Trust's, Colonial's, the Administrator's and the Portfolio Manager's respective obligations under this Agreement, including, but not limited to, expenses relating to (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares and subscription certificates relating to the Subscription Rights, (iii) the fees and disbursements of the Fund's counsel (including the fees and disbursements of local counsel, if any) and accountants,
(iv) the qualification of the Shares under securities laws in accordance with the provisions of Section 4(a)(vii) of this Agreement, (v) the printing or other production and delivery to the Dealer Managers of copies of the Registration Statement as in effect on the Commencement Date and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials and (vii) the fees and expenses incurred with respect to the Subscription Agent and the Information Agent.

                  (b) In addition to any fees that may be payable to the Dealer Managers under this Agreement, Colonial agrees to reimburse the Representative or the Dealer Managers, as directed by the Representative, upon request made from time to time for the reasonable expenses incurred in connection with their activities under this Agreement, including the reasonable fees and disbursements of their legal counsel, in an amount up to $250,000.

                  (c) If this Agreement is terminated by the Dealer  Managers in accordance with the provisions of Section 6, Colonial agrees to reimburse the Dealer Managers for their reasonable out-of-pocket expenses incurred in connection with their performance hereunder, including the reasonable fees and disbursements of counsel for the Dealer Managers. In the event the transactions contemplated hereunder are not consummated, Colonial agrees to pay all of the costs and expenses set forth in paragraphs (a) and (b) of this Section 5 which the Fund or Colonial would have paid if such transactions had been consummated.

                  6. Conditions of the Dealer Managers' Obligations. The obligations of the Dealer Managers hereunder are subject to the accuracy of the respective representations and warranties of the Trust, Colonial, the Administrator and the Portfolio Manager contained herein, to the performance by such parties of their respective obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall be effective as of the Commencement Date, or at such later time and date as may be approved by the Dealer Managers; the Prospectus and any amendment or supplement thereto, including the Prospectus Supplement, shall have been filed with the Commission in the manner and within the time period required by Rule 497(c), (e) or (h), as the case may be, under the Securities Act; prior to the Secondary Expiration Date, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Trust, Colonial, the Administrator, the Portfolio Manager or the Dealer Managers, shall be contemplated by the Commission; and the Trust shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) On each Representation Date, the Dealer Managers shall have received:

                  (1) The favorable opinions, dated each Representation Date, of Ropes & Gray, counsel for the Trust, in form and substance reasonably satisfactory to counsel for the Dealer Managers, to the effect that:


                           (i) The Trust has been duly organized and is existing
                  under the Trust's Declaration of Trust and the laws of The Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a "Massachusetts business trust," is duly authorized to exercise in Massachusetts the powers set forth in its Declaration of Trust and to transact business in the Commonwealth of Massachusetts, the Fund has been duly designated as a series of the Trust, each of the Trust and the Fund has full power and authority to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business in each jurisdiction wherein, to the best of such counsel's knowledge, it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material adverse effect upon the business, properties, financial position or results of operations of the Fund.

                           (ii) The  Trust  is  registered  with the  Commission
                  under the Investment Company Act as an open-end, management investment company; to the best knowledge of such counsel after due inquiry, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission; the Registration Statement (including any post-effective amendment thereto through such Representation Date) has become effective under the Securities Act and the Prospectus Supplement has been filed with the Commission as required by Rule 497 under the Securities Act; the Trust has been duly registered under the Investment Company Act; each of the waiver of front-end sales charges in connection with the Offer, which sales charges generally are applicable as described in the Prospectus, and the imposition of a contingent deferred sales charge complies in all material respects with the applicable provisions of the Investment Company Act and the Rules and Regulations thereunder; the provisions of the Trust's declaration of trust and by-laws comply as to form in all material respects with the requirements of the Investment Company Act.

                           (iii) The Trust is  authorized  to issue an unlimited
                  number of shares of beneficial interest in one or more series, which may be divided into classes of shares, the Shares of beneficial interest of the Fund have been duly designated as Class A Shares in compliance with all applicable provisions of the Investment Company Act and the Rules and Regulations thereunder; the Fund's outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid and (subject to the statements below)
                  non-assessable and conform in all material respects to the description thereof in the Prospectus; the Shares have been duly authorized by all requisite action on the part of the Trust for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Trust pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable except that under Massachusetts law, shareholders of the Trust may under certain circumstances be held personally liable for its obligations. However, Article IX of the Declaration of Trust disclaims shareholder liability for debts or obligations of the Trust and requires every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or any officer to recite that the obligations of such instrument are not binding upon shareholders individually, but are binding only upon the assets and property of the Trust. Article VIII of the Declaration of Trust also provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable solely by reason of his being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations; the Shares conform in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus; and the issuance of the Shares is not subject to any statutory or other preemptive rights.

                           (iv) Except as set forth in the Registration Statement and Prospectus, to the best knowledge of such counsel after due inquiry there is no pending or threatened action, suit or proceeding affecting the Trust or the Fund or to which the Trust or the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Trust or the Fund, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or the Prospectus.

                           (v) To the knowledge of such counsel after due inquiry, there are no contracts or other documents of the Trust or the Fund required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

                           (vi) Each of the Fund Agreements has been duly authorized, executed and delivered by the Trust, on behalf of the Fund; each complies in all material respects with all applicable provisions of the Exchange Act, Investment Company Act and the Advisers Act; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements (other than the Management Agreement and this Agreement) constitutes a legal, valid, binding and enforceable obligation of the Trust, subject to the qualification that the enforceability of the Trust's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                           (vii) Neither the issuance and sale of the Shares, nor the performance and consummation by the Trust of any other of the transactions contemplated in the Fund Agreements or any sub-custodial arrangements entered into pursuant to the Custodian Agreement, nor the consummation of the transactions contemplated in the Prospectus Supplement will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the declaration of trust or by-laws of the Trust, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument known to such counsel to which the Trust, on behalf of the Fund, is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or the Fund or any of their properties.

                           (viii) No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body is required for the consummation by the Trust of the transactions contemplated by the Fund Agreements or the Registration Statement, except (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

                           (ix) The Registration  Statement has become effective
                  under the Securities Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 497(c),
                  (e) or (h) required to be made to the date hereof, including the Prospectus Supplement, has been made in the manner and within the time period required by Rule 497(c), (e) or (h), as the case may be; to the best of such counsel's knowledge after due inquiry no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements, the notes thereto and the schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the Rules and Regulations.

                           (x) The statements in the Prospectus under the heading "Distributions and Taxes" and "Taxes" fairly summarize the matters therein described.

          Such counsel also shall have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Trust, no facts have come to their attention which cause them to believe that the Registration Statement, on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the respective Representation Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion or belief as to any financial or statistical data set forth or referred to in the Registration Statement or the Prospectus or as to any statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Trust by the Dealer Managers (which information is limited to that set forth in Section 7(g) herein) specifically for use therein.

                  (2) The favorable opinions, dated the respective Representation Date, of Michael H. Koonce, counsel for Colonial, in form and substance reasonably satisfactory to counsel for the Dealer Managers, to the effect that:

                           (i) Colonial has been duly  organized  and is validly
                  existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of Colonial.

                           (ii) Colonial is duly  registered as a  broker-dealer
                  under the Exchange Act and is not prohibited by the Exchange Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as principal underwriter of the Shares as contemplated in the Prospectus and the Distribution Agreement.

                           (iii) Each of this Agreement, the Distribution Agreement and any other Fund Agreement to which Colonial is a party has been duly authorized, executed and delivered by Colonial and complies in all material respects with the applicable provisions of the Exchange Act, the Investment Company Act and the Rules and Regulations, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of Colonial, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

                           (iv) Neither the performance by Colonial of its obligations under this Agreement, the Distribution Agreement or any other Fund Agreement to which Colonial is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of Colonial under the charter or by-laws of Colonial, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which Colonial is a party or by which it may be bound or to which any of the property or assets of Colonial is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over Colonial or any of its properties, which conflict, breach, violation, lien, charge or encumbrance, either individually or in the aggregate, would have a material adverse effect on Colonial.

                           (v) Except as set forth in the Registration Statement
                  and Prospectus, there is no pending or, to the best knowledge of counsel, threatened action, suit or proceeding affecting
                  Colonial or to which Colonial is a party before or by any court or governmental agency, authority or body or any arbitrator which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of Colonial, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

                           (vi) Colonial owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations necessary to enable Colonial to distribute Shares as contemplated in the Prospectus.

                           (vii) The Trust owns or possesses all material governmental licenses, permits, consents, orders, approvals or other authorizations, necessary to enable the Fund to continue to invest in securities as contemplated in the Prospectus.

                           (viii) The New York Stock Exchange has been duly notified of the Offer and the Record Date and no other notice or action by the Trust is required to be delivered to, or taken with respect to, the New York Stock Exchange in connection with the issuance and sale of the Shares pursuant thereto.

                           (ix) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body or securities exchange is required for the consummation by Colonial of the transactions contemplated by this Agreement, the Distribution Agreement or any other Fund Agreement to which Colonial is a party, except
                  (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Colonial and public officials.

               Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of Colonial and of the Trust and its independent accountants, no facts have come to their attention which cause them to believe that the Registration Statement, on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (3) The favorable opinions, dated the respective Representation Date, of Michael H. Koonce, counsel for the Administrator, in form and substance reasonably satisfactory to counsel for the Dealer Managers, to the effect that:

                           (i) The  Administrator has been duly organized and is
                  validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of the Administrator.

                           (ii) Each of this Agreement, the Administration Agreement and any other Fund Agreement to which the Administrator is a party has been duly authorized, executed and delivered by the Administrator and complies in all material respects with the applicable provisions of the Investment Company Act and the rules and regulations thereunder, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Administrator subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S.
                  federal and state securities laws.

                           (iii) Neither the performance by the Administrator of
                  its obligations under this Agreement, the Administration Agreement or any other Fund Agreement to which the
                  Administrator is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Administrator under the charter or by-laws of the Administrator, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Administrator is a party or by which it may be bound or to which any of the property or assets of the Administrator is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Administrator or any of its properties, which conflict, breach, violation, lien, charge or encumbrance, either individually or in the aggregate, would have a material adverse effect on the Administrator.

                           (iv) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of counsel, threatened action, suit or proceeding affecting the Administrator or to which the Administrator is a party before or by any court or governmental agency, authority or body or any arbitrator which may reasonable be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Administrator, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

                           (v) The Administrator owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations necessary to enable the Administrator to perform the services for the Fund as contemplated in the Prospectus.

                           (vi) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required for the consummation by the Administrator of the transactions contemplated by this Agreement, the Administration Agreement or any other Fund Agreement to which the Administrator is a party, except (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Administrator and public officials.

               Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Administrator and of the Trust and its independent accountants, no facts have come to their attention which cause them to believe that the Registration Statement, on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (4) The favorable opinions, dated the respective Representation Date, of John Davenport or John Benning, counsel for the Portfolio Manager, in form and substance reasonably satisfactory to counsel for the Dealer Managers, to the effect that:

                           (i) The Portfolio Manager has been duly organized and
                  is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of the Portfolio Manager.

                           (ii) The Portfolio  Manager is duly  registered as an
                  investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Fund as contemplated in the Prospectus and the Management Agreement.

                           (iii) Each of this Agreement, the Management Agreement and any other Fund Agreement to which the Portfolio Manager is a party has been duly authorized, executed and delivered by the Portfolio Manager and complies as respects the Portfolio Manager in all material respects with the applicable provisions of the Advisers Act, the Investment Company Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Portfolio Manager, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

                           (iv) Neither the performance by the Portfolio Manager
                  of its obligations under this Agreement, the Management Agreement or any other Fund Agreement to which the Portfolio Manager is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Portfolio Manager under the charter or by-laws of the Portfolio Manager, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Portfolio Manager is a party or by which it may be bound or to which any of the property or assets of the Portfolio Manager is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Portfolio Manager or any of its properties, which conflict, breach, violation, lien, charge or encumbrance, either individually or in the aggregate, would have a material adverse effect on the Portfolio Manager.

                           (v) Except as set forth in the Registration Statement
                  and Prospectus, there is no pending or, to the best knowledge of counsel, threatened action, suit or proceeding affecting the Portfolio Manager or to which the Portfolio Manager is a party before or by any court or governmental agency, authority or body or any arbitrator which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Portfolio Manager, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

                           (vi) The  Portfolio  Manager  owns or  possesses  any
                  governmental licenses, permits, consents, orders, approvals or other authorizations necessary to enable the Portfolio Manager to continue to direct investments in securities as contemplated in the Prospectus.

                           (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required for the consummation by the Portfolio Manager of the transactions contemplated by this Agreement, the Management Agreement or any other Fund Agreement to which the Portfolio Manager is a party, except
                  (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Portfolio Manager and public officials.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Portfolio Manager and of the Trust and its independent accountants, no facts have come to their attention which cause them to believe that the Registration Statement, on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the respective Representation Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (a) The Dealer Managers shall have received from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Dealer Managers, such opinion or opinions, dated the respective Representation Date, with respect to the Offer, the Registration Statement, the Prospectus and other related matters as the Dealer Managers may reasonably require, and the Trust shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Trust, on behalf of the Fund, shall have furnished to the Dealer Managers certificates of the Trust, signed on behalf of the Trust by the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary or an Assistant Secretary of the Trust, dated the respective Representation Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that, to the best of their knowledge:

                  (i) The representations and warranties of the Trust in this Agreement are true and correct in all material respects on and as of the respective Representation Date, with the same effect as if made on the respective Representation Date, and the Trust has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the respective Representation Date.

                  (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

                  (iii) Since the date of the commencement of operations of the Fund, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

                  (e) Colonial shall have furnished to the Dealer Managers certificates, signed on behalf of Colonial by the Chairman of the Board, the President, a Vice President or other senior officer, dated the respective Representation Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of Colonial in this Agreement are true and correct in all material respects on and as of the respective Representation Date, with the same effect as if made on the respective Representation Date.

                  (f) The Administrator shall have furnished to the Dealer Managers certificates, signed on behalf of the Administrator by the Chairman of the Board, the President, a Vice President or other senior officer, dated the respective Representation Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of the Administrator in this Agreement are true and correct in all material respects on and as of the respective
Representation Date, with the same effect as if made on the respective Representation Date.

                  (g) The Portfolio Manager shall have furnished to the Dealer Managers certificates, signed on behalf of the Portfolio Manager by the Chairman of the Board, the President, a Vice President or other senior officer, dated the respective Representation Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of the Portfolio Manager in this Agreement are true and correct in all material respects on and as of the respective Representation Date, with the same effect as if made on the respective Representation Date.

                  (h) Price Waterhouse LLP shall have furnished to the Dealer Managers letters, dated the respective Representation Date, in form and substance satisfactory to the Dealer Managers, and stating in effect that:

                  (i) They are independent accountants with respect to the Fund within the meaning of the Securities Act and the applicable Rules and Regulations.

                  (ii) They have performed specified procedures, not constituting an audit, including, where applicable, a reading of the latest available interim financial information of the Fund, a reading of the minute books of the Fund, inquiries of officials of the Trust responsible for financial or accounting matters and such other inquiries and procedures which shall be specified in such letter (1) with respect to certain amounts, percentages and numerical data relating to performance information appearing in the Registration Statement and (2) with respect to the net asset value of the Shares as of the Expiration Date, which have previously been specified by the Dealer Managers and which shall be specified in such letter, and have compared such items with, and have found such items to be in agreement with, the accounting and financial records of the Fund or of the funds to which they relate.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6, or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Fund, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Dealer Managers, so material and adverse as to make it impractical or inadvisable to proceed with the Offer as contemplated by the Registration Statement and the Prospectus.

                  (j) Prior to the respective Representation Date, the Trust, on behalf of the Fund, shall have furnished to the Dealer Managers such further information, certificates and documents as the Dealer Managers may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement or waived by the Dealer Managers, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Dealer Managers and its counsel, this Agreement and all obligations of the Dealer Managers hereunder may be canceled at, or at any time prior to, the Initial Expiration Date or Secondary Expiration Date, as the case may be, by the Dealer Managers. Notice of such cancellation shall be given to the Fund in writing or by telephone or telegraph confirmed in writing.

                  1.          Indemnification and Contribution.

               (a) Each of the Trust and Colonial, jointly and severally, will indemnify and hold harmless each Dealer Manager, the directors, officers, employees and agents of each Dealer Manager and each person, if any, who controls each Dealer Manager within the meaning of Section
15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which any Dealer Manager, or any such person, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus or the Offering Materials or any amendment or supplement to the Registration Statement, the Prospectus or the Offering Materials or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Trust or based on written information furnished by or on behalf of the Trust filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission,
(ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Dealer Manager in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Trust nor Colonial shall be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Dealer Manager through its gross negligence or willful misconduct); provided that neither the Trust nor Colonial will be liable to the extent that such loss, claim, liability, expense or damage is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Dealer Manager furnished in writing to the Trust by the Dealer Managers expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Trust and Colonial might otherwise have.

                  (b) Each Dealer Manager will indemnify and hold harmless the Trust and Colonial, each person, if any, who controls the Trust or Colonial within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each trustee of the Trust and each officer of the Trust who signs the Registration Statement to the same extent as the foregoing indemnity from the Trust and Colonial to each Dealer Manager, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Dealer Manager furnished in writing to the Trust by the Dealer Managers expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that each Dealer Manager might otherwise have; provided, however, that in no case shall any Dealer Manager be liable or responsible for any amount in excess of the fees and commissions received by such Dealer Manager.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 7(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Trust and Colonial or the Dealer Managers, the Trust and Colonial and the Dealer Managers will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Trust and Colonial from persons other than the Dealer Managers, such as persons who control the Trust or Colonial within the meaning of the Securities Act, officers of the Trust who signed the Registration Statement and directors of the Trust, who also may be liable for contribution) to which the Trust and Colonial and any one or more of the Dealer Managers may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Trust and Colonial on the one hand and the Dealer Managers on the other. The relative benefits received by the Trust and Colonial (treated jointly for this purpose as one person) on the one hand and the Dealer Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total fees received by the Dealer Managers. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Trust and Colonial (treated jointly for this purpose as one person), on the one hand, and the Dealer Managers, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Trust or Colonial or the Dealer Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, Colonial and the Dealer Managers agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Dealer Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Dealer Manager shall be required to contribute any amount in excess of the fees received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Dealer Managers' obligations to contribute as provided in this Section 7(d) are several and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Trust who signed the Registration Statement will have the same rights to contribution as the Trust, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). Except for a settlement entered into pursuant to the last sentence of Section 7(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Trust and Colonial contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Dealer Managers or (ii) any termination of this Agreement.

                  (f) Notwithstanding any other provisions in this Section 7, no party shall be entitled to indemnification or contribution under this Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of such person's reckless disregard of such person's obligations and duties hereunder.

                  (g) The Trust and Colonial acknowledge that the statements under the caption "Distribution Arrangements for the Offer" in the Prospectus Supplement constitute the only information furnished in writing to the Trust by the Dealer Managers expressly for use in such document, and the Dealer Managers confirm that such statements are true and correct in all material respects.

                  8. Representations, Warranties and Agreements to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Trust or its officers, of Colonial, of the Administrator, of the Portfolio Manager and of the Dealer Managers set forth in or made pursuant to this Agreement shall survive the Initial Expiration Date and the Secondary Expiration Date and will remain in full force and effect, regardless of any investigation made by or on behalf of Dealer Managers or the Trust or any of the officers, trustees, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the Offer. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  9. Termination of Agreement. (a) This Agreement shall be subject to termination in the absolute discretion of the Dealer Managers, by notice given to the Trust prior to the expiration of the Offer, if prior to such time (i) financial, political, economic, currency, banking or social conditions in the United States shall have undergone any material change the effect of which on the financial markets makes it, in the Representative's judgment, impracticable or inadvisable to proceed with the Offer, (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Representatives' judgment, impracticable or inadvisable to proceed with the Offer, (iii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or (iv) a banking moratorium shall have been declared either by Federal or New York State authorities.

                  (a) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5.

                  10. Notices. All communications hereunder will be in writing and effective only on receipt and, if sent to the Dealer Managers, will be mailed, delivered or telegraphed and confirmed to PaineWebber Incorporated,
Attn: Todd A. Reit, 1285 Avenue of the Americas, New York, New York 10019; or if sent to the Trust, Colonial, the Administrator or the Portfolio Manager, will be mailed, delivered or telegraphed and confirmed to them in writing at: c/o
Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02110, Attn: Michael H. Koonce, Vice President and Counsel.

                  11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the officers, trustees, directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to conflict of law principles thereof.

                  13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  14. Miscellaneous. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement has been executed on behalf of the Fund by an officer of the Trust in the capacity of an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.
                  If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Trust, Colonial, the Administrator the Portfolio Manager and the Dealer Managers.

          Very truly yours,

          Colonial Trust II,                  Colonial Management
          on behalf of Newport                Associates, Inc.
          Greater China Fund




          By:                                 By:
          Name:                               Name:
          Title:                              Title:


          Colonial Investment                 Newport Fund Management,
            Services, Inc.                    Inc.



          By:                                 By:
          Name:                               Name:
          Title:                              Title:


          The foregoing Agreement is hereby confirmed and accepted, on behalf of the Dealer Managers, as of the date first above written.

          PaineWebber Incorporated


          By:
          Name:
          Title:

                                       A-2

 FOOTER B HAS BEEN ENTERED (DRAFT)
                             NEWPORT GREATER CHINA FUND,
                          a portfolio of Colonial Trust II

                           Load-Waived Class A Shares
                           Issuable upon Exercise of
                      Subscription Rights for such Shares

                                    AMENDMENT TO
                            COLONIAL SELLING AGREEMENT





To Securities Dealers and Brokers:

            Colonial Trust II (the "Trust"), on behalf of its portfolio Newport Greater China Fund (the "Fund"), is offering to beneficial shareholders ("Holders") as of the close of business on June 16, 1997 (the "Record Date") of
(i) shares of common stock or common shares of beneficial interest, as the case may be, (the "Colonial ETF Shares") of the following exchange-traded, closed-end investment companies: Colonial Investment Grade Municipal Trust; Colonial Municipal Income Fund; Colonial High Income Municipal Trust; Colonial Intermediate High Income Fund; Colonial Intermarket Income Trust I; Liberty All-Star Equity Fund; and Liberty All-Star Growth Fund Inc. (the "Colonial ETF Funds") and (ii) common shares of beneficial interest, of any designated class (the "Colonial MF Shares"), of Colonial Newport Tiger Fund; Colonial Newport Tiger Cub Fund ; and Colonial Newport Japan Fund(the "Colonial Mutual Funds"), non-transferable subscription rights (the "Subscription Rights") to purchase shares of beneficial interest of the Fund, no par value per share, designated Class A Shares (the "Shares") at the Subscription Price (as hereinafter defined) without payment of an up-front sales charge (the "Load-Waived Class A Shares").

            The Subscription Rights entitle Holders of Colonial ETF Shares and Colonial MF Shares to subscribe for Load-Waived Class A Shares at the rate of one Load-Waived Class A Share for each Colonial ETF Share or Colonial MF Share held on the Record Date, except that Holders owning fewer than 150 Colonial ETF Shares or Colonial MF Shares are entitled to subscribe for 150 Load-Waived Class A Shares. Holders of Colonial ETF Shares and Colonial MF Shares who fully exercise all their Subscription Rights may be entitled to subscribe for additional Load-Waived Class A Shares of the Fund, subject to availability (the "Over-Subscription Privilege"). The opportunity for Holders of Colonial ETF Shares and Colonial MF Shares to subscribe for Load-Waived Class A Shares pursuant to the Subscription Rights expires at 5:00 p.m., New York City time, on July 25, 1997 (the "Initial Expiration Date"). In the event that the Fund has not achieved, as of the Initial Expiration Date, the Maximum Offer Amount (as defined in the Fund's Prospectus Supplement (as hereinafter defined)), then the Fund may offer Load-Waived Class A Shares to the general public for a period not to exceed thirty calendar days from the Initial Expiration Date, unless earlier terminated by the Fund (such date, as subject to early termination, is referred to as the "Secondary Expiration Date") as provided for in the Fund's Prospectus Supplement.

                                      A-10


         The offer of Subscription Rights to the Holders of Colonial ETF Shares and Colonial MF Shares will commence on June 23, 1997 (the "Commencement Date"). Load-Waived Class A Shares issued to Holders of Colonial ETF Shares and Colonial MF Shares pursuant to exercise of Subscription Rights, including pursuant to requests for additional Load-Waived Class A Shares pursuant to the Over-Subscription Privilege, duly received on or prior to the Initial Expiration Date will be at the initial subscription price (the "Initial Subscription
Price") of $20.00 per Load-Waived Class A Share. The settlement date for the issuance of the Initial Load-Waived Class A Shares shall be July 30, 1997 (the "Initial Settlement Date"). Purchase requests, if any, of Load-Waived Class A Shares by members of the general public received after the Initial Expiration Date will not be accepted until after the Initial Settlement Date and, if accepted, will be sold at the net asset value per Share next determined after receipt and acceptance of the order (the "Secondary Subscription Price"). The Initial Subscription Price and the Secondary Subscription Price are collectively referred to as the "Subscription Price." The aggregate number of Initial Load-Waived Class A Shares that may be issued on the Initial Settlement Date, and the aggregate number of Secondary Load-Waived Class A Shares that may be issued until the Secondary Expiration Date, will be subject to the Maximum Offer Amount (as defined in the Prospectus Supplement (as hereinafter defined)).

        The Load-Waived Class A Shares will be subject to a Contingent Deferred Sales Charge ("CDSC") of 2% of the lower of the purchase price or the redemption proceeds if such Load-Waived Class A Shares are redeemed within approximately twenty-four months from their purchase date. The CDSC may be waived in certain circumstances as described or referred to in the Prospectus Supplement. The offer of Load-Waived Class A Shares to Holders of Colonial ETF Shares and Colonial MF Shares pursuant to Subscription Rights, as it may be extended to members of the general public in connection with the Secondary Expiration Date, is referred to herein as the "Offer." The minimum purchase in the Offer is $3,000 of Load-Waived Class A Shares (150 Load-Waived Class A Shares).
Additional information with respect to the Offer is set forth in a supplement, dated June 23, 1997 (the "Prospectus Supplement", to the Fund's Prospectus dated May 16, 1997.

         You are a party to a Colonial Selling Agreement (the "Selected Dealer Agreement") with Colonial Investment Services, Inc. ("Colonial") relating to the distribution and sale of shares of mutual funds for which Colonial is the sponsor or distributer. The submitting to Colonial of an order for any Load-Waived Class A Shares pursuant to the Offer shall constitute your acceptance of the terms of this Amendment to the Selected Dealer Agreement in connection with the Offer.

         For the duration of the Offer, Colonial has agreed to pay Solicitation Fees to any qualified broker or dealer [or bank (on a fully disclosed agency basis)] who solicits the exercise of Subscription Rights (which exercise includes exercises pursuant to the Over-Subscription Privilege) in connection with the Offer and who complies with the procedures described below (a "Soliciting Dealer"). Upon timely delivery to the subscription agent (discussed below) for the Offer, of payment for Shares purchased pursuant to the exercise of Subscription Rights and of properly completed and executed documentation as set forth in this Amendment to the Selected Dealer Agreement, a Soliciting Dealer will be entitled to receive Solicitation Fees equal to 2.00% of the Subscription Price per Share so purchased; provided, however, that no payment shall be due with respect to the issuance of any Shares until payment therefor is actually received. A qualified broker or dealer is a broker or dealer which is a member of a registered national securities exchange in the United States or the National Association of Securities Dealers, Inc. ("NASD") or any foreign broker or dealer not eligible for membership who agrees to conform to the Rules of Fair Practice of the NASD, including Sections 2720, 2730, 2740 and 2750 thereof, in making solicitations in the United States to the same extent as if it were a member thereof.

         Colonial has agreed to pay Solicitation Fees to Soliciting Dealers on the terms set forth in the Dealer Manager Agreement, dated as of June 23, 1997, among PaineWebber Incorporated, as representative of the several Dealer Managers, the Trust, Colonial and others (the "Dealer Manager Agreement"). Solicitation and other activities by Soliciting Dealers may be undertaken only in accordance with the applicable rules and regulations of the Securities and Exchange Commission and only in those states and other jurisdictions where such solicitations and other activities may lawfully be undertaken and in accordance with the laws thereof. Compensation will not be paid for solicitations in any state or other jurisdiction in which, in the opinion of counsel to Colonial, the Trust or the Dealer Managers, such compensation may not lawfully be paid.

         No Soliciting Dealer or any other person is authorized by the Trust, Colonial or the Dealer Managers to give any information or make any representations in connection with the Offer other than those contained in the Prospectus, the Prospectus Supplement and other authorized solicitation material furnished by the Trust through Colonial and the Dealer Managers. No Soliciting Dealer is authorized to act as agent of the Trust, Colonial or the Dealer Managers in any connection or transaction. In addition, nothing herein contained shall create a partnership among the Soliciting Dealers and the Dealer Managers or with one another, or agents of the Dealer Managers, the Trust or Colonial, or create any association between such parties, or shall render the Dealer Managers, the Trust or Colonial liable for the obligations of any Soliciting Dealer. The Dealer Managers shall be under no liability to make any payment to any Soliciting Dealer, and shall be subject to no other liabilities to any Soliciting Dealer, and no obligations of any sort shall be implied.

         Colonial Investors Service Center, Inc. is the subscription agent for the exercise of Subscription Rights by Holders of Colonial ETF Shares and Colonial MF Shares (the "Subscription Agent"). In order for a Soliciting Dealer to receive Solicitation Fees for the exercise of Subscription Rights by Holders of Colonial ETF Shares and Colonial MF Shares, the manner and timing of the exercise of the Subscription Rights must conform with the procedures set forth in the Prospectus Supplement. In the case of a Notice of Guaranteed Delivery, Solicitation Fees will only be paid after delivery in accordance with such Notice of Guaranteed Delivery has been effected. Solicitation Fees will be paid by Colonial to the Soliciting Dealer to an account or address designated by the Soliciting Dealer below within five business days following the Initial Settlement Date or the Secondary Settlement Date, as the case may be.

         All questions as to the form, validity and eligibility (including time of receipt) of any exercise of Subscription Rights will be determined by the Trust, on behalf of the Fund in its sole discretion, which determination shall be final and binding. Unless waived, any irregularities in connection with an exercise of Subscription Rights must be cured within such time as Colonial shall determine. None of the Trust, Colonial, the Dealer Managers, the Subscription Agent, the Information Agent for the Offer, Shareholder Communications Corporation or any other person will be under any duty to give notification of any defects or irregularities in any exercise of Subscription Rights or incur any liability for failure to give such notification.

         The acceptance of Solicitation Fees from Colonial by a Soliciting Dealer shall constitute a representation by such Soliciting Dealer to Colonial that: (i) it has received and reviewed the Prospectus and the Prospectus Supplement; (ii) in soliciting purchases of Shares pursuant to the exercise of the Subscription Rights it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable rules and regulations thereunder, any applicable securities laws of any state or jurisdiction where such solicitations may lawfully be made, and the applicable rules and regulations of any self-regulatory organization or registered national securities exchange; (iii) in soliciting purchases of Shares pursuant to the exercise of the Subscription Rights and in filling orders for such Shares, it has complied with the terms of the Offer as set forth in the Prospectus Supplement; (iv) in soliciting purchases of Shares pursuant to the exercise of the Subscription Rights it has not published, circulated or used any soliciting materials other than the Prospectus, the Prospectus Supplement and any other authorized solicitation material furnished by the Trust through Colonial or the Dealer Managers; (v) it has not purported to act as agent of the Trust, Colonial or the Dealer Managers in any connection or transaction relating to the Offer;
(vi)  the  information  contained  in  this  Amendment  to the  Selected  Dealer
Agreement is, to its best knowledge, true and complete; (vii) it is not affiliated with Colonial; (viii) it will not accept Solicitation Fees paid by Colonial pursuant to the terms hereof with respect to Shares purchased by the Soliciting Dealer pursuant to an exercise of Subscription Rights for its own account; (ix) it will not remit, directly or indirectly, any part of
Solicitation Fees paid by Colonial pursuant to the terms hereof to any beneficial owner of Shares purchased pursuant to the Offer; (x) it acknowledges that the respective boards of directors or trustees, as the case may be, of each Colonial ETF Fund and each Colonial Mutual Fund has authorized and directed that the Prospectus (including the Prospectus Supplement) be delivered to each beneficial owner of shares of the Colonial ETF Funds and the Colonial Mutual Funds, and such Soliciting Dealer has delivered or caused to be delivered the Prospectus (including the Prospectus Supplement) to each beneficial owner for which such Soliciting Dealer holds such shares of record or as nominee, consistent with the applicable provisions of the Exchange Act and the rules of the New York Stock Exchange; (xi) it has agreed to the amount of the Solicitation Fees and the terms and conditions set forth herein with respect to receiving such Solicitation Fees. By accepting Solicitation Fees, a Soliciting Dealer will be deemed to have agreed to indemnify the Trust, Colonial and the Dealer Managers against losses, claims, damages and liabilities to which the Trust, Colonial or the Dealer Managers may become subject as a result of the breach of such Soliciting Dealer's representations made herein and described above.

         Solicitation Fees due to eligible Soliciting Dealers will be paid promptly after consummation of the Offer. Upon expiration of the Offer, no Solicitation Fees will be payable to Soliciting Dealers with respect to Shares purchased thereafter.

         Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Dealer Manager Agreement or, if not defined therein, in the Prospectus or the Prospectus Supplement.

         This Amendment to the Selected Dealer Agreement will be governed by the laws of the State of New York without reference to the conflict of law principles thereof.

         Please forward a copy of the confirmation page (Page A-9) of this Amendment to the Selected Dealer Agreement to Newport Greater China Fund,
Attention: ______________ (tel. number (617)___________;
fax number (617)_____________).

                               Very truly yours,

                               Colonial Investment Services, Inc.


                               By:
                               Name:
                               Title:

PLEASE COMPLETE THE INFORMATION BELOW:

ACCEPTED AND CONFIRMED BY SOLICITING DEALER


Contact at Firm:

Printed Firm Name                            Address

Authorized Signature                         Area Code and Telephone Number

Name and Title                               Fax Number

Dated: